CONDENSED CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME (Unaudited) - USD ($) $ in Millions		3 Months Ended		6 Months Ended
		Jun. 30, 2018	Jun. 30, 2017 [2]	Jun. 30, 2018	Jun. 30, 2017	[2]
Statement Of Income And Comprehensive Income [Abstract]
Net income	[1]	$ 408	$ 236	$ 610	$ 282	[3]
Other comprehensive income (loss), net of tax
Unrealized income (loss) on cash flow hedges		(16)	70	(5)	65
Changes in retirement plans’ funded status		446	16	456	30
Foreign currency translation		(46)	(298)	(335)	(274)
Share of other comprehensive income (loss) of entities using the equity method		(33)	26	(18)	35
Other comprehensive income (loss), net of tax		351	(186)	98	(144)
Comprehensive income (loss)		759	50	708	138
Less: Comprehensive income attributable to noncontrolling interests		11	5	18	7
Comprehensive income (loss) attributable to CNH Industrial N.V.		$ 748	$ 45	$ 690	$ 131

[1]	For Industrial Activities, net income net of “Results from intersegment investments”. This item includes the pre-tax gain of $20 million as a result of the amortization over approximately 4.5 years of the $527 million positive impact from the modification of certain healthcare benefits in the U.S.
[2]	2017 figures have been recast following the retrospective adoption on January 1, 2018, of the updated accounting standards for revenue recognition (ASC 606) and retirement benefits accounting (ASU 2017-07).
[3]	2017 figures have been recast following the retrospective adoption on January 1, 2018, of the updated accounting standards for revenue recognition (ASC 606) and cash flow presentation (ASU 2016-18).